Offerings - Offering: 1	Aug. 29, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 159,769,482.95
Fee Rate	0.01531%
Amount of Registration Fee	$ 24,460.71
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for shares of beneficial interest. Amount of Filing Fee is calculated at 0.015310% of the Transaction Valuation.